Exhibit 99.1

  March 2010
  March 2010

 Investor Update
 Investor Update

 Certain of the statements contained herein should be considered “forward-looking statements,” including within the meaning of the
Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may”, “will”,
“expect,” “intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan, “ “guidance,” “outlook,” “could, “ “should,” “continue”
and similar terms used in connection with statements regarding the outlook of AirTran Holdings, Inc., (the “Company” or “AirTran”). Such
statements include, but are not limited to, statements about the Company’s: expected financial performance and operations, expected fuel costs, the revenue and pricing environment, future financing plans and needs, overall economic condition and its business plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations. Such risks and uncertainties include, but are not limited to, the following: the
Company’s ability to grow new and existing markets, the Company’s ability to maintain or expand cost advantages in comparison to various competitors, the impact of high fuel costs; significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices;
the Company’s ability to attract and retain qualified personnel; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the U.S. military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; adequacy of insurance coverage; reliance on automated systems and the potential impact of any failure or disruption of these systems; the potential impact of future significant operating losses; the Company’s ability to obtain and maintain commercially reasonable terms with vendors and service providers and its reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in-court or out-of-court restructuring by major airlines and industry consolidation; interruptions or disruptions in service at one or more of the Company’s hub or focus airports;
weather conditions; the impact of fleet concentration and changes in fleet mix; the impact of increased maintenance costs as aircraft age and/or utilization increases; the Company’s ability to maintain adequate liquidity; the Company’s ability to maintain contracts that are critical to its operations; the Company’s fixed obligations and its ability to obtain and maintain financing for operations, aircraft financing and other purposes; changes in prevailing interest rates; the Company’s ability to operate pursuant to the terms of any financing facilities (particularly the financial covenants) and to maintain compliance with credit card agreements; the Company’s ability to attract and retain customers; the cyclical nature of the airline industry; economic conditions; risks associated with actual or potential acquisitions or other business transactions including the Company’s ability to achieve any synergies anticipated as a result of such transactions and to achieve any such synergies in a timely manner, and other risks and uncertainties listed from time to time in the Company’s reports to the Securities and
Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. Except as may be required by applicable law, AirTran assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk
Factors” in the Company’s Annual Report on Form 10-K for the period ended December 31, 2009, or as supplemented in the Company’s subsequently filed periodic reports, which are available at www.sec.gov and at www.AirTran.com.
 Safe Harbor

AIRLINE QUALITY RATING #1 2008 www.AQR.aero

AirTran

 AirTran Investment Highlights
■ Great combination of low costs, diversified network,
 and high quality
 ― Lowest cost major airline in the U.S.
 ― More than 700 daily flights to over 60 destinations
 ― Ranked #1 in the Airline Quality Rating
■ Company has been successfully repositioned for
 good times and bad
 ― Acted quickly to mitigate record high oil in 2008
 ― Record net income in 2009
■ Favorable industry backdrop going forward
 ― Capacity remains disciplined
 ― Improving yield trends

■ Youngest, all-Boeing fleet in North America
■ Business Class
■ Assigned seating
■ Wi-Fi
■ Over 100 channels of free XM Satellite Radio
■ Oversized luggage bins
■ Friendly Crew Members
■ Broad distribution network

 On Every AirTran Flight…

■ Industry leading low costs
■ Conservative fleet plan and modest growth
■ Strong ancillary revenues
 ― Less dependent on initial sale to passenger
■ Better diversified network
 ― Fewer price sensitive connections, less exposure to any single competitor
■ Improved fuel hedge portfolio
■ Industry backdrop remains favorable
 AirTran is Well Prepared for Economic Recovery

12
11
10
9
8
7
6
5
AirTran
SOUTHWEST AIRLINES
jetBlue
US AIRWAYS
DELTA
UNITED
American Airlines
Continental Airlines

(Cents)
Note: Excludes fuel and special items
Industry Cost Comparison
Non-Fuel Unit Costs at 738 Miles for 2009
 AirTran’s Cost Advantage Remains Strong
49% Higher
5% Higher

JetBlue
AirTran
Independence
Southwest
United
America West
Northwest
Continental
Alaska
American
JetBlue
AirTran
Southwest
United
Alaska
America West
Northwest
American
Continental
ATA
AirTran
JetBlue
Northwest
Alaska
Southwest
Frontier
Continental
American
US Airways
United
AirTran
JetBlue
Southwest
Northwest
Frontier
Continental
Alaska
United
American
Delta
JetBlue
AirTran
Frontier
Northwest
Southwest
Continental
United
Alaska
American
ATA

Notes:  (1) AQR Rating compiled by Wichita State University / University of Nebraska, Omaha.
  (2) Based on DOT reports for on-time performance, denied boardings, mishandled baggage, and customer complaints
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.
Airline Quality Rating for Major Continental U.S. Airlines
2007
2006
2005
2008
2009
AirTran Has High Quality & Industry Leading Low Costs

200
160
120
80
40
0
105
127
137
136
138
138
145
2005
2006
2007
2008
2009
2010
2011
737s
717s

(Aircraft)
  Previous Plan:
 Revised Fleet Plan Allows for Disciplined Growth
■ Currently 138 aircraft: 86 717s / 52 737-700s
 ― Deferred / sold 47 aircraft from 2008-2011 fleet plan
 ― Reduced capital requirements by nearly $1 billion through 2010
 ― No permanent aircraft financing requirements until Q1 2011
28%	24%	20%	5%	(2)%	3-4%	3-4%
ASM
Growth
147
161
175
188

 AirTran Has Successfully Diversified Its Network
% ASMs	2000	2002	2004	2006	2008	2010E
Atlanta	91%	76%	67%	64%	58%	47%
Florida	29%	35%	34%	38%	45%	41%
Baltimore	0%	13%	13%	9%	11%	13%
Milwaukee	0%	3%	3%	2%	7%	13%
Caribbean	0%	1%	1%	0%	3%	6%

Daily Flights	278	362	492	650	713	713
Note: Totals >100% as percentage of ASMs represents capacity from a city/region to the entire AirTran network at year-end
Source: 2010E based on March 2010 schedule

Boston
Flint
Moline
Buffalo
Dayton
Dallas/Ft. Worth
Houston
New Orleans
Memphis
Bloomington
Minneapolis
Akron/
Canton
Newport News
New York (LGA)
Ft. Lauderdale
 AirTran Had a Regional Route Network in 2000
Gulfport/Biloxi
Fort Walton Beach
Miami
Ft. Myers
Orlando
Jacksonville
Savannah
Myrtle Beach
Atlanta
Raleigh/Durham
Greensboro
Washington, D.C. (IAD)
Philadelphia
Newark
Chicago
Tampa
Cities: 31
Routes: 40

Boston
Dallas/Ft. Worth
Las Vegas
Denver
Minneapolis
San Antonio
Houston
San Juan
Cancun
Montego Bay
Aruba
Newport News
Rochester
Kansas City
Columbus
Akron/
Canton
San Diego
Los Angeles
Phoenix
Seattle
San Francisco
Milwaukee
Moline
Chicago
Gulfport
Memphis
Branson
Wichita
St. Louis
Indianapolis
Bloomington
New Orleans
Dayton
Atlantic City
New York (LGA)
White Plains
Buffalo
Jacksonville
West Palm Beach
Ft. Lauderdale
Miami
Nassau
Orlando
Baltimore
Washington, D.C. (DCA)
Raleigh/Durham
Charlotte
Philadelphia
Tampa
Pensacola
Sarasota
Ft. Myers
 AirTran’s 2009 Atlanta Network Has Grown to 59 Cities
Flint
Detroit
Grand Rapids
Charleston
Knoxville
Lexington
Allentown
Harrisburg
Key West
Portland
Omaha
Des Moines
Routes: 59
Richmond
Asheville
Pittsburgh
Washington, D.C. (IAD)
Huntsville

Portland
Dallas/Ft. Worth
Las Vegas
Minneapolis
San Antonio
Houston
San Juan
Montego Bay
Aruba
Rochester
San Diego
Los Angeles
Seattle
San Francisco
Wichita
New Orleans
Cancun
White Plains
New York (LGA)
Philadelphia
Atlantic City
Washington, D.C. (DCA)
Washington, D.C. (IAD)
Newport News
Richmond
Raleigh/Durham
Charlotte
Knoxville
Lexington
Buffalo
Boston
Allentown
Akron/
Canton
Pittsburgh
Jacksonville
Orlando
West Palm Beach
Ft. Lauderdale
Miami
Nassau
Gulfport
Memphis
St. Louis
Kansas City
Omaha
Des Moines
Moline
Bloomington
Indianapolis
Chicago
Milwaukee
Phoenix
Denver
Harrisburg
Sarasota
Ft. Myers
Key West
Baltimore
 AirTran Now Serves the Most Destinations from Orlando
Flint
Grand Rapids
Asheville
Columbus
Dayton
Charleston
Detroit
Routes: 47
Tampa
Pensacola
Branson
Huntsville
Atlanta

Portland
Dallas/Ft. Worth
Las Vegas
Minneapolis
San Antonio
San Juan
Montego Bay
Aruba
Rochester
San Diego
Los Angeles
Seattle
San Francisco
Branson
Wichita
New Orleans
Cancun
White Plains
New York (LGA)
Philadelphia
Atlantic City
Washington, D.C. (DCA)
Newport News
Dayton
Charleston
Raleigh/Durham
Charlotte
Knoxville
Lexington
Columbus
Buffalo
Boston
Allentown
Akron/
Canton
Pittsburgh
Jacksonville
Orlando
West Palm Beach
Ft. Lauderdale
Miami
Nassau
Gulfport
Memphis
St. Louis
Kansas City
Omaha
Des Moines
Moline
Bloomington
Indianapolis
Chicago
Milwaukee
Phoenix
Denver
Harrisburg
Atlanta
Pensacola
Tampa
Sarasota
Ft. Myers
Key West
Baltimore
 AirTran Capitalized on Baltimore’s Capacity Reductions
Flint
Grand Rapids
Detroit
Routes: 26
Asheville
Houston
Huntsville
Washington, D.C. (IAD)
Richmond

Portland
Dallas/Ft. Worth
Las Vegas
Minneapolis
San Antonio
Houston
San Juan
Montego Bay
Aruba
Rochester
San Diego
Los Angeles
Seattle
San Francisco
Branson
Wichita
New Orleans
Cancun
White Plains
New York (LGA)
Philadelphia
Atlantic City
Washington, D.C. (DCA)
Washington, D.C. (IAD)
Newport News
Dayton
Charleston
Richmond
Raleigh/Durham
Charlotte
Asheville
Knoxville
Lexington
Columbus
Buffalo
Boston
Allentown
Akron/
Canton
Pittsburgh
Jacksonville
Orlando
West Palm Beach
Ft. Lauderdale
Miami
Nassau
Gulfport
Memphis
St. Louis
Kansas City
Omaha
Des Moines
Moline
Bloomington
Indianapolis
Chicago
Milwaukee
Phoenix
Denver
Harrisburg
Atlanta
Pensacola
Tampa
Sarasota
Ft. Myers
Key West
Baltimore
 AirTran is Now Milwaukee’s Largest Mainline Carrier
Flint
Detroit
Grand Rapids
Routes: 24
Huntsville

Portland
Dallas/Ft. Worth
Las Vegas
Minneapolis
San Antonio
Flint
San Juan
Montego Bay
Aruba
Rochester
San Diego
Los Angeles
Seattle
San Francisco
Wichita
New Orleans
Cancun
White Plains
New York (LGA)
Philadelphia
Atlantic City
Baltimore
Washington, D.C. (DCA)
Newport News
Raleigh/Durham
Charlotte
Knoxville
Lexington
Buffalo
Boston
Allentown
Akron/
Canton
Jacksonville
Orlando
West Palm Beach
Ft. Lauderdale
Miami
Nassau
Gulfport
Memphis
St. Louis
Kansas City
Omaha
Des Moines
Moline
Bloomington
Indianapolis
Chicago
Milwaukee
Phoenix
Denver
Harrisburg
Tampa
Sarasota
Ft. Myers
Key West
 AirTran’s 2010 Network is Nationwide and Diversified
Grand Rapids
Detroit
Columbus
Dayton
Charleston
Change from 2000
Cities: From 31 to 70
Routes: From 40 to 185
Houston
Pensacola
Asheville
Branson
Huntsville
Atlanta
Pittsburgh
Washington, D.C. (IAD)
Richmond

16

		Crude Price
Period	Hedge %	$50	$70	$90
Q110	46%	$62	$73	$80
Q210	40%	$62	$75	$83
Q310	46%	$65	$76	$88
Q410	49%	$65	$76	$88
2010	45%	$64	$75	$85
2011	15%	$67	$73	$89
 AirTran is Committed to Reducing Fuel Cost Volatility
■ Hedge portfolio was restructured in 2008
■ One of few airlines to actively hedge in 2009
Example: If crude was $70 in 2010, our cost would
be the equivalent of $75/bbl on 45% of our fuel
46%
40%
49%
46%
Note: Assumes crack spread at 10% of crude price
15%
Hedge Portfolio

$10
$5
$0
-$5
-$10
-$15
-$20
-$25
$10
$0
-$10
-$20
-$30
-$40
-$50
-$60
$1
($7)
($9)
($3)
($8)
($20)
$7
$2
($18)
($3-4)
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009E
Net Income
Cumulative Net Income

AirTran

(Billions)
(Billions)
Legacy Airline Domestic Net Income
Legacy Airline’s Domestic Networks Remain Unprofitable
Source: DOT Form 41 Filings and company reported financials
Annual
Cumulative

160
155
150
145
140
135
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

AirTran

18

Source: www.apgdat.com
(Trillions)
Continental U.S. Available Seat Miles
82%	79%	76%	72%	69%	64%	61%	59%	57%	56%
6%	7%	8%	10%	12%	14%	14%	14%	14%	15%
12%	14%	16%	18%	19%	22%	25%	27%	29%	29%
Legacy
Regional
LCC
Domestic Capacity Now at Lowest Level in Over a Decade
(2%)

AirTran

Southwest

Delta

+5%

+1%

-13%
Domestic Capacity
2010 vs. 2007
Northeast
-9%
Midwest
-13%
Southwest
-9%
Mountain
-11%
West
-11%
South
-10%
 Industry Losses Result in Disciplined Domestic Capacity
Domestic Capacity Change
2010 vs. 2007
Source: www.apgdat.com

4%
3%
2%
1%
0%
Full Network
Milwaukee Routes
Other Routes

(ASM Growth)
 AirTran Yr/Yr Growth is Diversified Beyond Milwaukee
3 - 4%
1 - 1½ %
2 - 2½ %
AirTran 2010 Available Seat Mile Growth

10
9
8
7
6
5
4
3
2
1
0
Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410

(ASMs in
Millions)
 AirTran’s Milwaukee Network Has Matured
AirTran Milwaukee Daily ASMs
■ AirTran now serves 18 of the top 20 markets

Fond Du Lac
Sheboygan
Waupun
Kewaskum
Beaver Dam
West Bend
Columbus
Hartford
Cedarburg
Watertown
Menomonee Falls
60 Miles
Oconomowoc
Lake Mills
Milwaukee
Jefferson
Waukesha
Fort Atkinson
MKE
Whitewater
Mukwonago
Milton
Waterford
Racine
Janesville
Burlington
Delavan
Kenosha
Twin Lakes
Beloit
Spring Grove
Zion
Harvard
Waukegan
Machesney Park
Mchenry
Rockford
Libertyville
Marengo
Crystal Lake
RFD
Glencoe
Genoa
Carpentersville
Elgin
Evanston
ORD
Rochelle
Dekalb
Saint Charles
DeKalb
Kane
CHI
CGX
Aurora
Woodridge
MDW
Michigan
Plano
Oswego
Romeoville
Mendota
Kendall
Crest Hill
Oak Forest
GYY
South Haven
Chicago Heights

175
150
125
100
75
50
25
0
Q101
Q103
Q105
Q107
Q109
Q110
Chicago - O'Hare
Chicago - Midway
Milwaukee

AirTran

 Milwaukee Plays Big Role in Downsized Chicago Region
(Daily Seats 000s)
Chicago / Milwaukee
 Region Capacity
Milwaukee population: 3.4 million

■ Over 1,400 flight cancellations to date in 2010
 ― Capacity now expected to be up ~6% (previously up 7% to 8%)
 ― Did not reach 1,400 cancellations in 2009 until November

■ Reduced utilization has pressured unit costs
 ― Additional expenses due to operational disruptions
 ― Non-fuel unit costs up 4% to 5% (previously up 2.5% to 3%)
■ Fuel prices are slightly higher
 ― All-in fuel price net of hedges $2.27 to $2.32 (previously $2.25 to $2.30)
■ Reduced revenue by $5-6MM
■ Total unit revenues are accelerating
 ― Yield improvement has rapidly accelerated through Q1
 ― Up 3.5% to 4.5% (previously up 2.5% to 3.5%)
 Q1 2010 Outlook Has Been Hampered by Winter Storms

■ Track record of profitability was restored in 2009
 ― Industry leading low costs and a high quality product drove record profitability across multiple market segments
 ● Business/Leisure routes
 ● Hub/Point-to-Point flying

■ Company has been successfully repositioned
 ― Disciplined growth plan
 ― Successful diversification of our network
 ― Effective hedge portfolio - Increased protection in 2H10 and 2011
■ Robust recovery in yields
 ― Rapid yield improvement through Q1
 ― Double digit unit revenue growth expected in March and into Q2
 AirTran Investment Summary